SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 2, 2002
                Date of Report (Date of earliest event reported)


                         Arizona Land Income Corporation
             (Exact name of registrant as specified in its charter)


          Arizona                         1-9900                 86-0602478
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


    2999 North 44th Street, Suite 100
             Phoenix, Arizona                                      85018
(Address of principal executive offices)                         (Zip Code)


                                 (602) 952-6800
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 2, 2002, the Board of Directors of Arizona Land Income Corporation (the "Registrant") determined, in consultation with its Audit Committee, to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"). The Registrant's Board subsequently engaged the services of Epstein, Weber & Conover, P.L.C. ("Epstein, Weber & Conover") as the Registrant's new independent auditors. The change in auditors became effective July 2, 2002.

     The audit reports of Arthur Andersen on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, there were no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the Registrant's two most recent fiscal years ended December 31, 2001, or through the date of this Form 8-K.

     The Registrant provided Arthur Andersen a copy of the foregoing disclosures and requested that Arthur Andersen review the disclosures and furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements made by the Registrant under this Item 4. The Registrant was notified by personnel at a local office of Arthur Andersen that Arthur Andersen is no longer responding to such requests for review and is no longer providing the letters required by Item 304(a)(3) of Regulation S-B. As a result, such letter is not attached as an exhibit to this Form 8-K in reliance upon Item 304T(b)(2) of Regulation S-B.

     During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, the Registrant did not consult Epstein, Weber & Conover with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIZONA LAND INCOME CORPORATION


Date: July 10, 2002                     By: /s/ Thomas R. Hislop
                                            ------------------------------------
                                            Thomas R. Hislop
                                            Chief Executive Officer and Chief
                                            Financial Officer